UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22455

Cohen & Steers Select Preferred and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue New York, NY		10017
(Address of principal executive offices)		(Zip code)

Tina M. Payne 280 Park Avenue New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2017

Item 1. Schedule of Investments

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

March 31, 2017 (Unaudited)

	Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE 35.0%
BANKS 12.4%
Bank of America Corp., 6.20%, Series CC(a)	79,557	$2,056,548
Bank of America Corp., 6.00%, Series EE(a)	79,820	2,058,558
Bank of America Corp., 6.50%, Series Y(a)	129,755	3,416,449
Capital One Financial Corp., 5.20%, Series G(a)	99,000	2,283,930
Citigroup, 7.125%, Series J(a)	79,953	2,309,043
Citigroup, 6.875%, Series K(a)	83,175	2,356,348
Citigroup, 6.30%, Series S(a)	90,602	2,392,799
Farm Credit Bank of Texas, 6.75%(a)	40,000	4,312,500
Huntington Bancshares, 6.25%, Series D(a)	147,804	3,831,080
JPMorgan Chase & Co., 6.125%, Series Y(a)	80,000	2,121,600
New York Community Bancorp, 6.375%, Series A(a)	100,000	2,710,000
PNC Financial Services Group, 6.125%, Series P(a)	60,316	1,711,165
PrivateBancorp, 7.125%, due 10/30/42	43,309	1,131,014
Regions Financial Corp., 6.375%, Series B(a)	73,000	2,008,230
Wells Fargo & Co., 6.625%(a)	40,564	1,184,063
Wells Fargo & Co., 5.50%, Series X(a)	63,000	1,548,540
Zions Bancorp, 7.90%, Series F(a)	103,731	2,637,879
		40,069,746
BANKS—FOREIGN 1.0%
National Westminster Bank PLC, 7.763%, Series C (United Kingdom)(a)	65,255	1,699,240
Stichting AK Rabobank Certificaten, 6.50% (EUR) (Netherlands)(a)	1,300,000	1,567,462
		3,266,702
ELECTRIC 2.4%
INTEGRATED ELECTRIC 1.1%
DTE Energy Co., 5.375%, due 6/1/76, Series B	51,859	1,244,616
Integrys Holdings, 6.00%, due 8/1/73	87,832	2,293,513
		3,538,129
REGULATED ELECTRIC 1.3%
Southern Co./The, 6.25%, due 10/15/75	159,308	4,205,731
TOTAL ELECTRIC		7,743,860

FINANCIAL 5.4%
DIVERSIFIED FINANCIAL SERVICES 1.8%
KKR & Co. LP, 6.75%, Series A(a)	88,000	2,308,240
State Street Corp., 5.35%, Series G(a)	92,375	2,432,233

	Number of Shares	Value
Stifel Financial Corp., 6.25%, Series A(a)	42,325	$1,096,641
		5,837,114
INVESTMENT BANKER/BROKER 3.6%
Charles Schwab Corp./The, 5.95%, Series D(a)	92,417	2,434,264
Morgan Stanley, 6.875%(a)	123,526	3,483,433
Morgan Stanley, 6.375%, Series I(a)	115,000	3,180,900
Morgan Stanley, 5.85%, Series K(a)	91,075	2,354,289
		11,452,886
TOTAL FINANCIAL		17,290,000

INDUSTRIALS—CHEMICALS 2.2%
CHS, 6.75%(a)	72,040	2,016,400
CHS, 7.50%, Series 4(a)	31,846	914,617
CHS, 7.10%, Series II(a)	152,085	4,345,068
		7,276,085
INSURANCE 4.3%
MULTI-LINE 0.7%
WR Berkley Corp., 5.75%, due 6/1/56	89,350	2,224,815

MULTI-LINE—FOREIGN 0.7%
PartnerRe Ltd., 6.50%, Series G (Bermuda)(a)	79,000	2,094,290

PROPERTY CASUALTY—FOREIGN 1.4%
Axis Capital Holdings Ltd., 5.50%, Series E (Bermuda)(a)	100,000	2,359,000
Validus Holdings Ltd., 5.875%, Series A (Bermuda)(a)	87,000	2,163,690
TOTAL PROPERTY CASUALTY—FOREIGN		4,522,690

REINSURANCE 0.6%
Reinsurance Group of America, 5.75%, due 6/15/56	68,000	1,865,920
REINSURANCE—FOREIGN 0.9%

Aspen Insurance Holdings Ltd., 5.95% (Bermuda)(a)	50,000	1,348,500
Aspen Insurance Holdings Ltd., 7.25% (Bermuda)(a)	65,892	1,676,293
		3,024,793
TOTAL INSURANCE		13,732,508

INTEGRATED TELECOMMUNICATIONS SERVICES 0.8%
Qwest Corp., 6.50%, due 9/1/56	45,225	1,122,484
Qwest Corp., 7.00%, due 4/1/52	58,323	1,469,740
		2,592,224

	Number of Shares	Value
REAL ESTATE 3.7%
DIVERSIFIED 2.0%
Retail Properties of America, 7.00%(a)	79,500	$2,031,225
VEREIT, 6.70%, Series F(a)	170,372	4,378,561
		6,409,786
HOTEL 0.6%
Chesapeake Lodging Trust, 7.75%, Series A(a)	75,000	1,885,500

OFFICE 0.4%
Vornado Realty Trust, 6.625%, Series I(a)	50,000	1,282,000

RESIDENTIAL—MANUFACTURED HOME 0.7%
Equity Lifestyle Properties, 6.75%, Series C(a)	47,378	1,212,403
UMH Properties, 8.25%, Series A(a)	50,000	1,293,000
		2,505,403
TOTAL REAL ESTATE		12,082,689

TECHNOLOGY—SOFTWARE 0.5%
eBay, 6.00%, due 2/1/56	58,356	1,542,933

UTILITIES 2.3%
Dominion Resources, 5.25%, due 7/30/76, Series A	44,000	1,045,880
NextEra Energy Capital Holdings, 5.25%, due 6/1/76, Series K	63,861	1,534,580
SCE Trust III, 5.75%(a)	41,100	1,117,920
SCE Trust IV, 5.375%, Series J(a)	88,795	2,393,025
SCE Trust V, 5.45%, Series K(a)	44,600	1,207,768
		7,299,173
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$106,790,000)		112,895,920

	Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES 100.5%
BANKS 26.0%
AgriBank FCB, 6.875%(a)	26,000	†	2,783,625
Bank of America Corp., 6.30%, Series DD(a)	$1,900,000		2,071,000
Bank of America Corp., 6.50%, Series Z(a)	5,314,000		5,805,545
Citigroup, 6.125%, Series R(a)	2,026,000		2,139,963
Citigroup, 6.25%, Series T(a)	3,070,000		3,315,600
Citigroup Capital III, 7.625%, due 12/1/36	4,115,000		4,877,826

	Principal Amount		Value
CoBank ACB, 6.25%, Series F(a)	25,000	†	$2,631,250
CoBank ACB, 6.125%, Series G(a)	25,000	†	2,472,658
CoBank ACB, 6.25%, Series I(a)	$2,734,000		2,984,516
Countrywide Capital III, 8.05%, due 6/15/27, Series B	1,815,000		2,256,404
Farm Credit Bank of Texas, 10.00%, Series I(a)	10,000	†	12,275,000
Goldman Sachs Capital I, 6.345%, due 2/15/34	1,258,000		1,511,437
Huntington Bancshares, 8.50%, Series A (Convertible)(a)	1,234	†	1,687,495
JPMorgan Chase & Co., 7.90%, Series I(a)	8,815,000		9,145,562
JPMorgan Chase & Co., 6.75%, Series S(a)	6,725,000		7,422,719
PNC Financial Services Group, 6.75%(a)	4,500,000		5,037,188
Wells Fargo & Co., 7.98%, Series K(a)	7,950,000		8,317,687
Wells Fargo & Co., 5.875%, Series U(a)	4,250,000		4,586,566
Wells Fargo Capital X, 5.95%, due 12/15/36 (TruPS)	2,325,000		2,502,281
			83,824,322
BANKS—FOREIGN 36.6%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75%, 144A (Australia)(a),(b)	3,000,000		3,303,513
Banco Bilbao Vizcaya Argentaria SA, 8.875% (EUR) (Spain)(a)	4,000,000		4,680,200
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)(a)	2,200,000		2,311,815
Barclays PLC, 7.875% (United Kingdom)(a)	2,200,000		2,295,077
Barclays PLC, 8.25% (United Kingdom)(a)	3,193,000		3,363,730
BNP Paribas, 7.195%, 144A (France)(a),(b)	1,950,000		2,157,187
BNP Paribas SA, 7.625%, 144A (France)(a),(b)	5,200,000		5,538,000
Cooperatieve Rabobank UA, 6.625% (EUR) (Netherlands)(a)	1,000,000		1,161,692
Credit Agricole SA, 6.50% (EUR) (France)(a)	1,000,000		1,106,920
Credit Agricole SA, 8.125%, 144A (France)(a),(b)	3,650,000		3,900,937
Credit Suisse Group AG, 7.125% (Switzerland)(a)	2,700,000		2,802,735
Credit Suisse Group AG, 6.25%, 144A (Switzerland)(a),(b)	1,000,000		1,017,959
Credit Suisse Group AG, 7.50%, 144A (Switzerland)(a),(b)	1,087,000		1,180,543
Danske Bank A/S, 6.125% (Denmark)(a)	2,800,000		2,810,472
DNB Bank ASA, 6.50% (Norway)(a)	3,800,000		3,975,792
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)(b)	2,307,869		2,734,825
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)(a),(b)	7,750,000		11,861,375
HSBC Holdings PLC, 6.375% (United Kingdom)(a)	2,400,000		2,448,000
HSBC Holdings PLC, 6.875% (United Kingdom)(a)	3,400,000		3,629,500
ING Groep N.V., 6.50% (Netherlands)(a)	1,000,000		996,000
ING Groep N.V., 6.875% (Netherlands)(a)	2,800,000		2,903,040
Lloyds Banking Group PLC, 7.50% (United Kingdom)(a)	2,037,000		2,159,424
Macquarie Bank Ltd./London, 6.125%, 144A (Australia)(a),(b)	1,400,000		1,410,500

	Principal Amount	Value
Nationwide Building Society, 10.25% (United Kingdom) (GBP) (United Kingdom)(a)	$2,460,000	$4,261,607
Rabobank Nederland, 11.00%, 144A (Netherlands)(a),(b)	9,100,000	10,658,375
Royal Bank of Scotland Group PLC, 7.50% (United Kingdom)(a)	1,400,000	1,384,250
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)(a)	2,277,000	2,698,245
Royal Bank of Scotland Group PLC, 8.625% (United Kingdom)(a)	5,400,000	5,643,000
Santander UK Group Holdings PLC, 6.75% (GBP) (United Kingdom)(a)	1,200,000	1,510,412
Societe Generale SA, 7.375%, 144A (France)(a),(b)	2,800,000	2,850,680
Societe Generale SA, 7.875%, 144A (France)(a),(b)	1,400,000	1,414,000
Societe Generale SA, 8.25%, Series EMTN (France)(a)	1,200,000	1,258,446
Standard Chartered PLC, 7.50%, 144A (United Kingdom)(a),(b)	2,400,000	2,485,200
Standard Chartered PLC, 7.75%, 144A (United Kingdom)(a),(b)	1,950,000	2,013,375
Swedbank AB, 6.00% (Sweden)(a)	3,000,000	3,079,305
UBS Group AG, 6.875% (Switzerland)(a)	1,400,000	1,457,750
UBS Group AG, 7.00% (Switzerland)(a)	1,000,000	1,078,105
UBS Group AG, 7.125% (Switzerland)(a)	2,500,000	2,614,690
UBS Group AG, 7.125% (Switzerland)(a)	3,400,000	3,580,128
		117,736,804
FOOD 1.3%
Land O’ Lakes, 7.25%, 144A(a),(b)	4,250,000	4,281,875

INDUSTRIALS—DIVERSIFIED MANUFACTURING 3.5%
General Electric Co., 5.00%, Series D(a)	10,691,000	11,292,369

INSURANCE 21.6%
LIFE/HEALTH INSURANCE 7.6%
MetLife, 9.25%, due 4/8/38, 144A(b)	5,599,000	7,747,616
MetLife, 5.25%, Series C(a)	1,598,000	1,652,465
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A(b)	5,450,000	6,730,750
Prudential Financial, 5.20%, due 3/15/44	1,075,000	1,105,100
Prudential Financial, 5.625%, due 6/15/43	6,664,000	7,148,806
		24,384,737

	Principal Amount		Value
LIFE/HEALTH INSURANCE—FOREIGN 9.2%
Cloverie PLC for Zurich Insurance Co. Ltd., 8.25% (Ireland)(a)	$2,000,000		$2,105,680
Dai-ichi Life Insurance Co. Ltd., 4.00%, 144A (Japan)(a),(b)	4,400,000		4,295,500
Demeter BV (Swiss Re Ltd.), 5.75%, due 8/15/50 (Netherlands)	1,100,000		1,147,486
La Mondiale Vie, 7.625% (France)(a)	3,100,000		3,356,085
Meiji Yasuda Life Insurance Co., 5.20%, due 10/20/45, 144A (Japan)(b)	6,900,000		7,334,700
Nippon Life Insurance Co., 4.70%, due 1/20/46, 144A (Japan)(b)	6,200,000		6,440,250
Nippon Life Insurance Co., 5.10%, due 10/16/44, 144A (Japan)(b)	1,000,000		1,060,000
Prudential PLC, 7.75% (United Kingdom)(a)	1,650,000		1,702,651
Sumitomo Life Insurance Co., 6.50%, due 9/20/73, 144A (Japan)(b)	2,000,000		2,282,500
			29,724,852
MULTI-LINE—FOREIGN 0.7%
AXA SA, 6.463%, 144A (France)(a),(b)	2,250,000		2,268,270

PROPERTY CASUALTY 1.3%
Liberty Mutual Group, 7.80%, due 3/7/37, 144A(b)	3,600,000		4,149,000

PROPERTY CASUALTY—FOREIGN 1.4%
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (Australia)	2,551,000		2,786,968
QBE Insurance Group Ltd., 5.875%, due 6/17/46, Series EMTN (Australia)	1,600,000		1,677,571
			4,464,539
REINSURANCE—FOREIGN 1.4%
Aquarius + Investments PLC, 6.375%, due 9/1/24 (Ireland)	800,000		855,003
Aquarius + Investments PLC, 8.25% (Ireland)(a)	3,510,000		3,771,302
			4,626,305
TOTAL INSURANCE			69,617,703

INTEGRATED TELECOMMUNICATIONS SERVICES 1.3%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)(b)	3,500	†	4,077,500

MATERIAL—METALS & MINING 1.9%
BHP Billiton Finance USA Ltd., 6.75%, due 10/19/75, 144A (Australia)(b)	5,400,000		6,120,900

	Principal Amount	Value
MEDIA 0.4%
Viacom, 6.25%, due 2/28/57	$1,100,000	$1,110,945

PIPELINES 2.6%
Transcanada Trust, 5.30%, due 3/15/77 (Canada)	2,275,000	2,252,250
Transcanada Trust, 5.625%, due 5/20/75 (Canada)	1,290,000	1,331,925
Transcanada Trust, 5.875%, due 8/15/76, Series 16-A (Canada)	4,337,000	4,613,484
		8,197,659
REAL ESTATE—DIVERSIFIED 0.7%
QCP SNF West/Central/East/AL REIT LLC, 8.125%, due 11/1/23, 144A(b)	2,300,000	2,397,750

UTILITIES 4.6%
ELECTRIC UTILITIES 0.2%
NextEra Energy Capital Holdings, 7.30%, due 9/1/67, Series D	632,000	638,320

ELECTRIC UTILITIES—FOREIGN 4.4%
Emera, 6.75%, due 6/15/76, Series 16-A (Canada)	7,700,000	8,441,125
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)(b)	5,047,000	5,816,667
		14,257,792
TOTAL UTILITIES		14,896,112
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$301,713,426)		323,553,939

CORPORATE BONDS—INSURANCE-PROPERTY CASUALTY 1.9%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144A(b)	4,829,000	6,252,058
TOTAL CORPORATE BONDS (Identified cost—$4,343,405)		6,252,058

Number of Shares
SHORT-TERM INVESTMENTS 0.9%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(c)	2,800,000	$2,800,000

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,800,000)		$2,800,000
TOTAL INVESTMENTS(d) (Identified cost—$415,646,831)	138.3%	445,501,917
LIABILITIES IN EXCESS OF OTHER ASSETS	(38.3)	(123,480,926)
NET ASSETS (Equivalent to $26.85 per share based on 11,993,588 shares of common stock outstanding)	100.0%	$322,020,991

Note: Percentages indicated are based on the net assets of the Fund.

(a)    Perpetual security.  Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date.

(b)    Resale is restricted to qualified institutional investors. Aggregate holdings amounting to $123,781,805 or 38.4% of the net assets of the Fund, of which 0.0% are illiquid.

(c)     Rate quoted represents the seven-day yield of the Fund.

(d)    Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement.

†            Represents shares.

Interest rate swaps outstanding at March 31, 2017 were as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate(resets monthly) Receivable(a)	Termination Date	Unrealized Appreciation
CME Group, Inc.	$25,000,000	1.117%	0.943%	October 19, 2021	$745,886
CME Group, Inc.	35,000,000	1.203%	0.943%	October 19, 2022	1,318,062
CME Group, Inc.	13,000,000	1.848%	0.943%	October 19, 2022	62,020
CME Group, Inc.	40,000,000	1.288%	0.943%	October 19, 2023	1,787,124
					$3,913,092

(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at March 31, 2017.

Forward foreign currency exchange contracts outstanding at March 31, 2017 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	6,834,517	USD	7,271,332	4/4/17	$(19,730)
Brown Brothers Harriman	GBP	3,353,152	USD	4,174,658	4/4/17	(26,508)
Brown Brothers Harriman	USD	7,306,782	EUR	6,834,517	4/4/17	(15,721)
Brown Brothers Harriman	USD	4,192,111	GBP	3,353,152	4/4/17	9,055
Brown Brothers Harriman	EUR	1,468,142	USD	1,571,508	5/3/17	3,252
Brown Brothers Harriman	EUR	1,055,070	USD	1,132,955	5/3/17	5,939
Brown Brothers Harriman	EUR	4,809,877	USD	5,148,521	5/3/17	10,654
Brown Brothers Harriman	EUR	646,889	USD	705,167	5/3/17	14,166
Brown Brothers Harriman	GBP	3,394,800	USD	4,246,742	5/3/17	(9,492)
						$(28,385)

The amount of all interest rate swap contracts and forward foreign currency exchange contracts as presented in the tables above are representative of the volume of activity for these derivative types during the three months ended March 31, 2017.

Glossary of Portfolio Abbreviations

CME	Chicago Mercantile Exchange
EUR	Euro Currency
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability.  The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.  There were no transfers between Level 1 and Level 2 securities as of March 31, 2017.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of March 31, 2017 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities - $25 Par Value —
Banks	$40,069,746	$35,757,246	$4,312,500	$—
Banks - Foreign	3,266,702	1,699,240	1,567,462	—
Electric — Integrated Electric	3,538,129	1,244,616	2,293,513	—
Other Industries	66,021,343	66,021,343	—	—
Preferred Securities - Capital Securities —
Banks	83,824,322	1,687,495	82,136,827	—
Other Industries	239,729,617	—	239,729,617	—
Corporate Bonds	6,252,058	—	6,252,058	—
Short-Term Investments	2,800,000	—	2,800,000	—
Total Investments(a)	$445,501,917	$106,409,940	$339,091,977	$—
Interest rate swaps contracts	$3,913,092	$—	$3,913,092	$—
Forward foreign currency exchange contracts	43,066	—	43,066	—
Total Unrealized Appreciation in Other Financial Instruments(a)	$3,956,158	$—	$3,956,158	$—
Forward foreign currency exchange contracts	$(71,451)	$—	$(71,451)	$—
Total Unrealized Depreciation in Other Financial Instruments(a)	$(71,451)	$—	$(71,451)	$—

(a) Portfolio holdings are disclosed individually on the Schedule of Investments..

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Preferred Securities - Capital Securities- Banks
Balance as of December 31, 2016	$1,917,375
Sales	(1,863,750)
Realized gain (loss)	48,750
Change in unrealized appreciation (depreciation)	(102,375)
Balance as of March 31, 2017	$—

Note 2.  Derivative Instruments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin. Payments received from or paid to the counterparty, including at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Note 3.  Income Tax Information

As of March 31, 2017, the federal tax cost and net unrealized appreciation (depreciation) in value of securities held were as follows:

Cost for federal income tax purposes	$415,646,831
Gross unrealized appreciation	$30,520,055
Gross unrealized depreciation	(664,969)
Net unrealized appreciation (depreciation)	$29,855,086

Item 2. Controls and Procedures

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act as of a date within 90 days of the filing of this report.

(b)                                 During the last fiscal quarter, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a)                                 Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President

Date: May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin	By:	/s/ James Giallanza
	Name: Adam M. Derechin		Name: James Giallanza
	Title: President and Principal Executive Officer		Title: Principal Financial Officer

Date: May 26, 2017